Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual on Form 10-K of InteliData Technologies Corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred S. Dominick, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. <129>~ 1350, as adopted pursuant to <129>~ 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:      /s/ Alfred S. Dominick, Jr.
         -----------------------------------
         Alfred S. Dominick, Jr.
         Chairman and Chief Executive Officer
         (Principal Executive Officer)

March 12, 2004

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.

                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of InteliData Technologies Corporation (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Polchin, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. <129>~ 1350, as adopted pursuant to
<129>~ 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ John R. Polchin
         ---------------------------
         John R. Polchin
         Vice President, Chief Financial
         Officer and Treasurer
         (Principal Financial Officer)

March 12, 2004

This certificate is being furnished as an exhibit to the Report pursuant to Exchange Act Rule 13a-14 and Item 601 of Regulation S-K and not as a document "filed" as a part of the Report. This certificate shall not be deemed incorporated by reference into any of the Company's Securities Act registration statements.